The Masters 100SM Fund A series of Marketocracy Funds	Summary Prospectus May 23, 2017 Trading Symbol: MOFQX

Before you invest, you may want to review the Fund’s statutory prospectus and statement of additional information, which contain more information about the Fund and its risks.  The current statutory prospectus and statement of additional information dated October 28, 2016, are incorporated by reference into this Summary Prospectus.  You can find the Fund’s statutory prospectus, statement of additional information and other information about the Fund online at http://www.masters100fund.com/.  You can also get this information at no cost by calling the Fund toll-free at 1‑888‑884‑8482 or by sending an email request to funds@mcm.marketocracy.com.

Investment Objective
The Masters 100SM Fund (the “Fund”) seeks capital appreciation.

Fees and Expenses of the Fund
This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.50%
Distribution (12b-1) Fees	None
Other Expenses (Administration Fees)	0.45%
Acquired Fund Fees and Expenses	0.09%
Total Annual Fund Operating Expenses	2.04%(1)
(1)
The Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets in the “Financial Highlights” section of this Prospectus.  That ratio reflects the operating expenses of the Fund, which were 1.95%, and does not include Acquired Fund Fees and Expenses (“AFFE”).

Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

1 Year	3 Year	5 Year	10 Year
$207	$640	$1,098	$2,369

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the most recent fiscal year, the Fund’s portfolio turnover rate was 219% of the average value of its portfolio.

Principal Investment Strategies of the Fund
The Fund primarily invests in stocks of U.S. and foreign companies of any size, seeking to outperform the Standard & Poor’s 500 Composite Stock Price Index (“S&P 500 Index”).  The types of securities in which the Fund will generally invest include common stocks, preferred stocks, American Depositary Receipts (“ADRs”), investment companies and exchange traded funds (“ETFs”).  The Fund is not constrained by any particular investment style.

Marketocracy.com® Model Portfolios and Stocks.  In buying and selling securities for the Fund, the Fund’s investment adviser, Marketocracy Capital Management, LLC (“MCM”), generally uses information regarding the hypothetical stock investments and performances of certain “model” portfolios maintained on the Internet website, Marketocracy.com®.  Each such model portfolio is a sophisticated computer simulation of an equity mutual fund portfolio managed by a member, e.g., it is a hypothetical portfolio.  Marketocracy.com’s over 20,000 members and their model portfolios have established the members’ verifiable and easily comparable (simulated) investment performance records.

Marketocracy Data Services LLC (“MDS”), a financial publisher affiliate of MCM operates this website to:

•	Identify members who can achieve superior and verifiable (simulated) investment performances,
•	Identify the most promising stocks in these members’ “top-ranked” portfolios, and
•
Research those “top-ranked” stocks in depth by collecting and evaluating various data and statistics about these portfolios as well as additional research and analyses provided by members who have demonstrated success in trading the stocks in their model portfolios.

“Top-Ranked” Portfolios and the “m100.”  For its subscribers, including MCM, MDS publishes research about the “top-ranked” Marketocracy.com portfolios and their stocks.  In identifying those “top-ranked” portfolios, MDS’ proprietary ranking methodology assesses each qualifying member’s long-term (at least three years) and short-term model portfolio performances.  MDS applies various proprietary tests to discern the specific contributions that stock-picking skill, market, sector, style, trading and other factors make to those performances.  In doing so, MDS tries separating out market and sector-wide contributions from stock picking abilities and identifying particular sector, style, trading and other factors in which the member has excelled and those in which the member has not.

MDS selects the 100 top-ranked Marketocracy.com members’ model portfolios as the “m100.”  Because no single investment style works at all times and in all circumstances, MDS repeats its ranking process periodically to re-rank m100 members and to quickly replace lagging m100 performers with leading performers.  MDS provides information for all m100 model portfolios, stocks and test results to MCM.

Managing the Fund’s Portfolio.  In managing the Fund’s portfolio, MCM tends to “mirror” the model mutual fund portfolios of the selected m100 members.  As the selected m100 members make changes to their model portfolios, MCM generally adjusts the Fund’s portfolio to track those changes promptly.  MCM may use a significantly smaller subset of m100 model portfolios that MDS has ranked the highest for performance and may not choose all of the stocks in the selected m100 model portfolios.  In addition, MCM’s selection process is not static.  MCM may change the identities of the selected m100 members and their model portfolios and the weightings it gives those portfolios over time, in part in response to how well the selected m100 members and model portfolios perform relative to one another and relative to those of the other top-performing m100 members and their model portfolios.

At June 30, 2016, the Fund’s most recently completed fiscal year-end, the Fund’s portfolio consisted of securities issued by nearly 132 different issuers spread over the entire 14 sectors of the North American Industry Classification System (“NAICS”).  Moreover, the Fund’s weightings of these NAICS sectors vary over time, and may exceed 25% in any one sector.  As of December 31, 2016, over 25% of the Fund’s assets were invested in securities within the manufacturing sector.

Principal Risks of Investing in the Fund
There are risks involved with any investment that could cause you to lose money, including your initial investment.  The principal risks associated with an investment in the Fund include:

Stock Market Risks:  The return on and value of an investment in the Fund will fluctuate in response to stock market movements.  Stocks and other equity securities are subject to market risks and fluctuations in value due to earnings, economic conditions and other factors beyond the control of the Fund or MCM.

Investment Selection Risks:  The strategies used by MCM in selecting the Fund’s portfolio investments, including other investment companies, may not always be successful.  The investments may decline in value or not increase in value when the stock market in general is rising.

Risks of Investments in Other Investment Companies:  Investment in another investment company involves indirect payment of the other investment company’s fees and expenses which are in addition to the Fund’s direct fees and expenses.  The risk of owning an ETF or mutual fund generally reflects the risks of owning the underlying securities the ETF or mutual fund holds.  The Fund will incur brokerage costs when it purchases ETFs.  Leveraged and inverse ETFs may be more volatile than other types of investment companies or common stocks.

Portfolio Turnover Risks:  Above-average portfolio turnover rates will result in payment by the Fund of above-average transaction costs, could result in capital gains that must be distributed to shareholders as short-term capital gains taxed at ordinary rates, and could negatively affect the Fund’s performance.  The Fund experienced above average portfolio turnover during its last fiscal year and expects above-average portfolio turnover during its current fiscal year.

Small and Medium Companies Risks:  Small and medium-size companies often have narrower markets and more limited managerial and financial resources than larger, more established companies.  As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the Fund’s portfolio.

Foreign Investment Risks:  Investments in foreign securities, including ADRs, entail risks not present in domestic investments including, among others, risks related to political or economic instability, lower liquidity, currency exchange, and taxation.

Website Members Participation and Internet Reliance Risks:  Operation of Marketocracy.com’s website depends on continued active participation of sufficient numbers of the website’s members as well as the continued availability of the Internet, both short- and long-term.  Significant failures of the Internet could lead to interruptions or delays in the members’ abilities to actively participate in managing their model portfolios, or MDS to provide m100 data, or MCM to manage the Fund’s portfolio.

Sector Risk:  To the extent the Fund invests more heavily in particular sectors of the economy, its performance will be especially sensitive to developments that significantly affect those sectors.

•
Manufacturing Sector Risk.  The Fund may invest in companies in the manufacturing sector, and therefore the performance of the Fund could be negatively impacted by events affecting this sector.  Companies focused on manufacturing activities may be adversely affected by changes in government regulation, world events and economic conditions.  In addition, these companies are at risk for environmental damage claims.  Companies in this sector could be adversely affected by commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources, technological developments and labor relations.

Performance
The following bar chart provides some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year and by showing how the Fund’s average annual returns for the 1, 5 and 10 years and since inception periods compare with those of the S&P 500 Index, the NASDAQ-100 Index and the Dow Jones Industrial Average.  Of course, past performance, before and after taxes, is no guarantee of future results.  Updated performance is available on the Fund’s website http://funds.marketocracy.com and by calling 1‑888‑884‑8482.

Masters 100SM Fund
Returns for the Year Ended 12/31

The year-to-date return ended September 30, 2016, was -3.17%

Best Quarter:	December 31, 2010	15.81%
Worst Quarter:	December 31, 2008	-31.89%

AVERAGE ANNUAL TOTAL RETURNS (For the periods ended 12/31/2015)	One Year	Five Years	Ten Years	Since Inception (11/5/2001)
The Masters 100SM Fund
Return Before Taxes	-8.68%	0.33%	-0.19%	2.53%
Return After Taxes on Distributions	-8.68%	-0.10%	-0.90%	1.71%
Return After Taxes on Distributions and Sale of Fund Shares	-4.91%	0.17%	-0.18%	1.91%
Standard & Poor’s 500 Index (reflects no deduction for fees, expenses or taxes)	1.38%	12.57%	7.31%	6.58%
Dow Jones Industrial Average (reflects no deduction for fees, expenses or taxes)	0.21%	11.30%	7.75%	7.06%
NASDAQ-100 Index (reflects no deduction for fees, expenses or taxes)	5.73%	13.55%	8.55%	7.52%

After tax returns are calculated using the historical highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on your situation and may differ from those shown.  Furthermore, the after-tax returns shown are not relevant to those investors who hold their shares through tax-deferred arrangements such as 401(k) plans or Individual Retirement Accounts (“IRAs”).  In certain cases, the figure representing “Return After Taxes on Distributions and Sales of Fund Shares” may be higher than the other return figures of the same period.  A higher after-tax return results when a capital loss occurs upon redemption and provides an assumed tax deduction that benefits you.

Management
Investment Adviser.
Marketocracy Capital Management LLC is the Fund’s investment adviser.

Portfolio Manager.
Kendrick W. Kam is primarily responsible for the day-to-day management of the Fund.  Mr. Kam has managed the Fund since its inception and is founder and President of Marketocracy Capital Management LLC.

Purchase and Sale of Fund Shares
You may purchase or redeem Fund shares on any business day by written request via mail (Marketocracy Funds, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, WI  53201-0701), by wire transfer, by telephone at
 1-888-884-8482, or through a financial intermediary.  Investors who wish to purchase or redeem Fund shares through a financial intermediary should contact the financial intermediary directly.

Minimum investment amounts are as follows:
To open a new account	$10,000
To add to an existing account	$50
Automatic Investment Plan (on existing account)	$50

Tax Information
The Fund’s distributions may be subject to federal income tax and may be taxed as ordinary income or capital gains.

Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank or financial adviser) (hereinafter a “Broker”), the Fund and/or its investment adviser may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.